Exhibit 10.2

THIS PROMISSORY NOTE (“NOTE”) AND THE SECURITIES ISSUABLE UPON THE CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “SECURITIES ACT”) OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. THIS NOTE AND THE SECURITIES ISSUABLE UPON THE CONVERSION HEREOF MAY NOT BE OFFERED, SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED OR ASSIGNED EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND OTHER APPLICABLE SECURITIES LAWS PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR AN EXEMPTION THEREFROM. THE MAKER OF THIS NOTE AND THE SECURITIES ISSUABLE UPON THE CONVERSION HEREOF MAY REQUIRE AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE MAKER THAT SUCH OFFER, SALE, PLEDGE, HYPOTHECATION OR OTHER TRANSFER OR ASSIGNMENT COMPLIES WITH THE SECURITIES ACT AND ANY OTHER APPLICABLE SECURITIES LAWS.

PROMISSORY NOTE

Principal Amount: $1,200,000	Dated as of September 19, 2022

FOR VALUE RECEIVED, Horizon Acquisition Corporation II, a Cayman Islands exempted company (the “Maker”), promises to pay to Vista Portfolio Trust, LLC, a Delaware limited liability company, or its registered assigns or successors in interest (the “Payee”), the principal sum of $1,200,000 in lawful money of the United States of America, upon the terms and subject to the conditions set forth below.

Reference is made to the Maker’s final prospectus forming a part of its registration statement on Form S-1/A filed with the Securities and Exchange Commission on October 13, 2020 (the “Prospectus”). As contemplated by the Prospectus, in order to fund working capital deficiencies or to finance transaction costs in connection with an Initial Business Combination (as defined below), certain persons may, but are not obligated to, loan the Maker funds. The Payee is making a working capital loan in the initial principal amount of this Note. The working capital loans and the notes evidencing them are referred to herein as the “Working Capital Loans” and the “Notes”, respectively.

1.	Principal. Unless this Note has been accelerated upon the occurrence of an Event of Default (as defined below), the unpaid principal amount shall be payable by the Maker on the earlier of

(a)	the date on which the Maker consummates its initial merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination involving the Maker and one or more businesses or entities (the “Initial Business Combination”) and

(b)	the date on which the Maker liquidates the Trust Account (as defined below) upon the failure of the Maker to consummate the Initial Business Combination within the time period set forth in the Mem and Arts (as defined below).

In addition, the Maker may prepay the principal balance of this Note in whole or in part without premium or penalty.

“Trust Account” has the meaning specified in the Mem and Arts.

“Mem and Arts” means the Maker’s Memorandum and Articles of Association as in effect from time to time.

2.	No Interest. No interest shall accrue on the unpaid principal balance of this Note or otherwise.

3.	Optional Conversion. The Payee has the right to convert the principal amount of this Note into Warrants (as defined below) upon the following terms and subject to the following conditions:

(a)	The conversion price shall be $1.50 per Warrant (subject to adjustment or any stock splits, stock dividends, combinations, reorganizations, recapitalizations and similar events with respect to Class A Shares (as defined below) occurring after the issue date of this Note). “Class A Shares” means the Class A ordinary shares, par value $0.0001 per share, of the Maker.

(b)	The Payee must provide written notice to the Maker of its election to convert the principal into Warrants. The notice must be given not later than the date on which the tally of redemptions of Class A Shares is finalized in connection with the Initial Business Combination.

(c)	Such conversion shall be effective concurrently with the consummation of the Initial Business Combination, except as otherwise sequenced to reflect the sequencing of the Initial Business Combination.

(d)	The principal may be converted in whole or in part in integral multiples of $10.00.

(e)	The total principal amount converted of all notes evidencing Working Capital Loans may not exceed an amount (the “Max Amount”) equal to $1,500,000 or such greater dollar amount as may be agreed to by the Maker, with such approvals as may be necessary or advisable. Accordingly, if the total principal amount proposed to be converted by all holders of such notes exceeds the Max Amount, each holder, including the Payee, shall have the right to convert a percentage of the principal amount of the note held by such holder not greater than (i) the principal amount of such holder’s note divided by (ii) the Max Amount.

“Warrants” means warrants that are substantially the same as the Private Placement Warrants issued pursuant to and as defined in the Warrant Agreement between the Maker and Continental Stock Transfer and Trust Company, dated October 22, 2020 (the “Warrant Agreement”). Each Warrant shall be exercisable to purchase one Class A Share at $11.50 per share, subject to adjustment as provided in the Warrant Agreement. As used herein, a number of Warrants means warrants to purchase that number of Class A Shares.

Upon conversion as provided above, the principal balance of this Note shall be decreased by the amount so converted (the “Converted Principal Amount”).

The Maker shall, as soon as practicable after the conversion of this Note in whole or in part, issue and deliver to the Payee a certificate or notice of issuance for the number of Warrants to which the Payee shall be entitled to receive upon such conversion. Upon any conversion of this Note pursuant to this Section 3, the Maker shall be forever released from all of its obligations and liabilities under this Note with respect to the Converted Principal Amount. In the case of a conversion of this Note in full, this Note shall be cancelled and void without further action of the Maker or the Payee. All unpaid principal of this Note that is not converted into Warrants shall continue to remain outstanding and to be subject to the terms and conditions of this Note.

Any Warrants into which this Note is converted will be subject to the terms of the “sponsor support” letter agreement dated as of October 19, 2020 among the Maker and certain other parties thereto. Each Warrant issuable upon conversion of this Note shall be a “Registrable Security” pursuant to the Registration Rights Agreement dated as of October 22, 2020 among the Maker and certain securityholders of the Maker named therein.

4.	Payments. All payments on this Note shall be made by wire transfer of immediately available funds or as otherwise determined by the Maker to such account as the Payee may from time to time designate by written notice to the Maker.

5.	Application of Payments. All payments by the Maker to the Payee shall be applied first to payment in full of any costs incurred in the collection of any sum due under this Note, including without limitation reasonable attorney’s fees and expenses, and then to the payment in full of the unpaid principal balance of this Note.

6.	Events of Default. Each of the following shall be an “Event of Default”:

(a)	Failure by the Maker to pay the principal amount due pursuant to this Note within five business days after the date specified in Section 1 hereof.

(b)	Failure by the Maker to comply with its obligation to convert all or a portion of this Note in accordance with Section 3 hereof upon exercise of the Payee’s conversion right and the continuation of such failure for a period of five business days.

(c)	The commencement by the Maker of a voluntary case under any applicable bankruptcy, insolvency, reorganization, rehabilitation or other similar law, or the consent by it to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) of the Maker or for any substantial part of its property, or the making by it of any assignment for the benefit of creditors, or the failure of the Maker generally to pay its debts as such debts become due, or the taking of corporate action by the Maker in furtherance of any of the foregoing.

(d)	The entry of a decree or order for relief by a court having jurisdiction in the premises in respect of the Maker in an involuntary case under any applicable bankruptcy, insolvency or other similar law, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Maker or for any substantial part of its property, or ordering the winding-up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days.

7.	Remedies. Upon the occurrence of an Event of Default specified in Section 6(a) or Section 6(b) hereof, Payee may, by written notice to the Maker, declare this Note to be due immediately and payable, whereupon the unpaid principal amount of this Note, and all other amounts payable hereunder, shall become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived, anything contained herein or in the documents evidencing the same to the contrary notwithstanding. Upon the occurrence of an Event of Default specified in Section 6(c) or Section 6(d) hereof, the unpaid principal balance of this Note, and all other amounts payable hereunder, shall automatically and immediately become due and payable, in all cases without any action on the part of Payee.

8.	Waivers. The Maker waives presentment for payment, conversion, demand, notice of dishonor, protest, and notice of protest with regard to this Note, all errors, defects and imperfections in any proceedings instituted by Payee under the terms of this Note, and all benefits that might accrue to the Maker by virtue of any present or future laws exempting any property, real or personal, or any part of the proceeds arising from any sale of any such property, from attachment, levy or sale under execution, or providing for any stay of execution, exemption from civil process, or extension of time for payment or conversion. The Maker agrees that any real estate that may be levied upon pursuant to a judgment obtained by virtue hereof or any writ of execution issued hereon, may be sold upon any such writ in whole or in part in any order desired by Payee.

9.	Unconditional Liability. The Maker hereby waives all notices in connection with the delivery, acceptance, performance, default, or enforcement of the payment or conversion of this Note, and agrees that its liability shall be unconditional, without regard to the liability of any other party, and shall not be affected in any manner by any indulgence, extension of time, renewal, waiver or modification granted or consented to by Payee, and consents to any and all extensions of time, renewals, waivers or modifications that may be granted by Payee with respect to the payment or conversion or other provisions of this Note, and agrees that additional makers, endorsers, guarantors, or sureties may become parties hereto without notice to the Maker or affecting the Maker’s liability hereunder.

10.	Notices. Unless expressly provided otherwise herein, all notices, requests, demands, statements and other communications required or permitted under this Note shall be in writing and shall be delivered personally, sent by registered, certified or express mail (postage prepaid) or overnight courier service (postage prepaid) or sent by email, in each case as set forth on Schedule A. A notice shall be deemed given when received. In all cases, delivery of a notice to an addressee shall be effective whether or not such notice is received by any other person to which a copy of such notice is to be delivered.

11.	GOVERNING LAW. THIS NOTE AND ALL CLAIMS OR CAUSES OF ACTION (WHETHER IN CONTRACT OR TORT) THAT MAY BE BASED UPON, ARISE OUT OF OR RELATE TO THIS NOTE, OR THE NEGOTIATION, EXECUTION OR PERFORMANCE OF THIS NOTE (INCLUDING ANY CLAIM OR CAUSE OF ACTION BASED UPON, ARISING OUT OF OR RELATED TO ANY REPRESENTATION OR WARRANTY MADE IN OR IN CONNECTION WITH THIS NOTE OR AS AN INDUCEMENT TO ENTER INTO THIS NOTE), SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK, INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BUT OTHERWISE WITHOUT REFERENCE TO CONFLICT OF LAWS PROVISIONS.

12.	Severability. Any provision contained in this Note which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

13.	Trust Waiver. Notwithstanding anything herein to the contrary, the Payee hereby waives any and all right, title, interest or claim of any kind (“Claim”) in or to any distribution of or from the Trust Account, and hereby agrees not to seek recourse, reimbursement, payment or satisfaction for any Claim against the Trust Account for any reason whatsoever.

14.	Recourse. No recourse shall be had for the payment of any amount owing in respect of this Note against:

(a)	any shareholder or affiliate of the Maker; or

(b)	any officer, member, director, employee, authorized person, securityholder or incorporator of the Maker or any person named in clause (a).

15.	Amendment; Waiver. Any amendment hereto or waiver of any provision hereof may be made with, and only with, the written consent of the Maker and the Payee.

16.	Assignment. No assignment or transfer of this Note or any rights or obligations hereunder may be made by any party hereto (by operation of law or otherwise) without the prior written consent of the other party hereto. However, the prior written consent of the Maker shall not be required for an assignment to an affiliate of the Payee, in whole or in part, of this Note. Any attempted assignment without the required consent shall be void.

17.	Successors and Assigns. Subject to the restrictions on transfer in Section 16, the rights and obligations of the Maker and the Payee hereunder shall be binding upon and benefit the successors, assigns, heirs, administrators and transferees of any party hereto (by operation of law or otherwise) with the prior written consent of the other party hereto and any attempted assignment without the required consent shall be void.

18.	Representations and Warranties. The Payee represents and warrants to the Maker that:

(a)	It is acquiring this Note for investment for its own account, not as a nominee or agent, and not with a view to, or for resale in connection with, any distribution thereof in violation of the Securities Act or any other securities law.

(b)	It understands that the acquisition of this Note involves substantial risk.

(c)	It has experience as an investor in securities of companies and it is able to fend for itself, can bear the economic risk of its investment in this Note, and has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of this investment in this Note and protecting its own interests in connection with this investment.

The Payee acknowledges and understands that, in addition to the loan evidenced by this Note, the Maker may need to obtain additional funds to further finance its operations. Neither the Payee nor any other party has any obligation to provide the Maker with any such funds.

19.	Counterparts; Electronic Signatures. This Note may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument. The words “execution”, “signed” and “signature” and words of like import in this Note or in any other certificate, agreement or document related to this Note shall include images of manually executed signatures transmitted by facsimile or other electronic format (including, without limitation, “pdf”, “tif” or “jpg”) and other electronic signatures (including, without limitation, DocuSign and AdobeSign). The use of electronic signatures and electronic records (including, without limitation, any contract or other record created, generated, sent, communicated, received, or stored by electronic means) shall be of the same legal effect, validity and enforceability as a manually executed signature or use of a paper-based record-keeping system to the fullest extent permitted by applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act and any other applicable law, including, without limitation, any state law based on the Uniform Electronic Transactions Act or the Uniform Commercial Code.

IN WITNESS WHEREOF, the Maker, intending to be legally bound hereby, has caused this Note to be duly executed and delivered as of the date first written above.

HORIZON ACQUISITION CORPORATION II

By:	/s/ Todd L. Boehly
	Name:	Todd L. Boehly
	Title:	CEO

Accepted and agreed as of the issue date of this Note:

VISTA PORTFOLIO TRUST, LLC

By:	/s/ Todd L. Boehly
	Name:	Todd L. Boehly
	Title:	CEO

[Signature Page to Promissory Note - Eldridge]

SCHEDULE A

NOTICES

Horizon Acquisition Corporation II

600 Steamboat Road

Suite 200

Greenwich, CT 06830

Vista Portfolio Trust, LLC

600 Steamboat Road

Suite 200

Greenwich, CT 06830